UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2011 (January 27, 2012)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The information included, or incorporated by reference, in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 27, 2012, Genesis Energy, L.P. (the “Partnership”), Genesis Energy Finance Corporation (together with the Partnership, the “Issuers”) and certain subsidiary guarantors (the “Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., RBC Capital Markets, LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Representatives”), as representatives of a group of initial purchasers named in the Purchase Agreement, in connection with the Issuers’ private placement of $100 million in aggregate principal amount of additional 7  7/8% senior unsecured notes due 2018 (the “Notes”).

The Notes are of the same class, and were issued pursuant to the same indenture dated November 18, 2010 (as supplemented, the “Indenture”), by and among the Issuers, the Guarantors party thereto and U.S. Bank National Association, as trustee, as the Issuers’ outstanding 7  7/8% senior unsecured notes due 2018 issued under the Indenture on November 18, 2010, which were described in the Partnership’s Current Report on Form 8-K filed on November 23, 2010.

In addition, on February 1, 2012, the Issuers and the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Representatives in connection with the Issuers’ private placement of the Notes.

Purchase Agreement

The Purchase Agreement provides for, among other things, the issuance and sale by the Issuers of $100 million in aggregate principal amount of the Notes. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The securities were offered and issued only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States pursuant to Regulation S.

The Purchase Agreement provides that the obligations of the initial purchasers to purchase the Notes were subject to receipt of legal opinions by counsel and to other customary conditions. The initial purchasers were obligated to purchase all the Notes if they purchased any of the Notes. The Issuers and the Guarantors have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make because of any of those liabilities.

The Issuers intend to use the net proceeds from this offering to repay outstanding borrowings under the Partnership’s revolving credit facility.

The Purchase Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Purchase Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

A copy of the Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Purchase Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Registration Rights Agreement

Under the Registration Rights Agreement, the Issuers and the Guarantors have agreed to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for substantially identical notes (other than with respect to restrictions on transfer or to any increase in annual interest rate) that are registered under the Securities Act so as to permit the exchange offer to be consummated by the 365th day after February 1, 2012. Under specified circumstances, the Issuers and Guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. The Issuers will be obligated to pay additional interest (up to a maximum of an additional 1.00%) if they fail to comply with their obligations to register the Notes within the time periods specified in the Registration Rights Agreement.

A copy of the Registration Rights Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 8.01 Other Events.

On January 27, 2012, the Partnership issued a press release pursuant to Rule 135c of the Securities Act announcing the commencement of the notes offering. The press release is attached as Exhibit 99.1.

On January 27, 2012, the Partnership issued a press release pursuant to Rule 135c of the Securities Act announcing the pricing of the notes offering. The press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.

10.1	Purchase Agreement dated January 27, 2012 among Genesis Energy, L.P., Genesis Energy Finance Corporation, certain subsidiary guarantors named therein and Deutsche Bank Securities Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., RBC Capital Markets, LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers named therein.

10.2	Registration Rights Agreement dated February 1, 2012 among Genesis Energy, L.P., Genesis Energy Finance Corporation, certain subsidiary guarantors named therein and Deutsche Bank Securities Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., RBC Capital Markets, LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers.

99.1	Press release of Genesis Energy, L.P. dated January 27, 2012.

99.2	Press release of Genesis Energy, L.P. dated January 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: February 2, 2012	By:	/s/ ROBERT V. DEERE
Robert V. Deere
Chief Financial Officer

EXHIBIT INDEX

10.1	Purchase Agreement dated January 27, 2012 among Genesis Energy, L.P., Genesis Energy Finance Corporation, certain subsidiary guarantors named therein and Deutsche Bank Securities Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., RBC Capital Markets, LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein.

10.2	Registration Rights Agreement dated February 1, 2012 among Genesis Energy, L.P., Genesis Energy Finance Corporation, certain subsidiary guarantors named therein and Deutsche Bank Securities Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., RBC Capital Markets, LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers.

99.1	Press release of Genesis Energy, L.P. dated January 27, 2012.

99.2	Press release of Genesis Energy, L.P. dated January 27, 2012.